SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to Sec. 240.14a-12

WEB4BOATS.COM, INC.
 ................................................................
(Name of Registrant as Specified In Its Charter)
N/A
 ................................................................
(Name of Persons(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)  Title of each class of securities to which transaction applies:
	............................................................
	2)  Aggregate number of securities to which transaction applies:
	............................................................
	3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	................................................................
	4)  Proposed maximum aggregate value of transaction:
	................................................................
	5)  Total fee paid:
	................................................................

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

	1)  Amount Previously Paid:
	................................................................
	2)  Form, Schedule or Registration Statement No.:
	................................................................
	3)  Filing Party:
	................................................................
	4)  Date Filed:
	................................................................

WEB4BOATS.COM, INC.
P.O. Box 3171
Cheyenne, Wyoming 82003
Telephone: (307) 473-0944

Notice of Annual Meeting of Shareholders

To be held March 12, 2002

To the Shareholders of
WEB4BOATS.COM, INC.:

	The Annual Meeting of Shareholders of Web4Boats.com, Inc. will be held on March 12, 2002, at the offices of Abramovitz & Merriam, Suite 770, 1625 Broadway, Denver, Colorado 80202, at 3:00 p.m.

The purpose of the meeting is to:

	(1) Elect three directors;

	(2) Vote on a change of the name of the company to Federal Security Protection Services, Inc.;

	(3) Vote on a reverse split of the Company's outstanding Common Stock at the rate of one (1) share in exchange for each ten (10) shares outstanding;

	(4) Ratify the selection of independent accountants for the fiscal year ending March 31, 2002; and

	(5) Transact such other business as may properly come before the meeting.

	Only holders of record of Common Stock at the close of business on February 8, 2001, will be entitled to vote at the meeting.

Dennis Schlagel
Secretary
***, 2002

PROXIES AND VOTING INFORMATION

Solicitation of Proxies

	This proxy statement is furnished by the Board of Directors (the "Board") of Web4Boats.com, Inc. (the "Company"), P.O. Box 3171, Cheyenne, Wyoming 820033, in connection with its solicitation of proxies for use at the Annual Meeting of Shareholders to be held on March, 12, 2002, at 3:00 p.m., at the offices of Abramovitz & Merriam, Suite 770, 1625 Broadway, Denver, Colorado 80202, and at any and all adjournments thereof. Mailing of the proxy statement will commence on or about February 18, 2002. Holders of record of the Company's Common Stock (the "Common Stock") at the close of business on December 14, 2001, will be entitled to one vote for each share held on all matters to come before the meeting. On December 14, 2001, there were outstanding 27,082,089 shares of Common Stock. There were 70,000 shares of Preferred Stock outstanding.

	Shareholders are urged to sign and date the enclosed proxy and return it as promptly as possible in the envelope enclosed for that purpose.

	A proxy may be revoked at any time before it has been voted at the meeting by submitting a later-dated proxy or by giving written notice to the Secretary of the Company. Unless the proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxy will be voted as recommended by the Board.

Voting at the Meeting

	One-third of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for all other matters. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted on any matter are included in determining the number of votes present. Broker Shares that are not voted on any matter at the meeting will not be included in determining whether a quorum is present.

	The election of each nominee for director requires a plurality of the votes cast. The votes cast for the approval of the Company's name change and for the reverse split of the Company's Common Stock must exceed the votes cast against such matters. In order to be approved, the votes cast for the selection of independent accountants must also exceed the votes cast against such matters. Abstentions and Broker Shares that are not voted on the matter will not be included in determining the number of votes cast.

	Shareholders' proxies are received by US Stock Transfer, and the vote is certified by US Stock Transfer as independent inspectors of election. Proxies and ballots that identify the vote of individual Shareholders will be kept confidential, except as necessary to meet legal requirements, in cases where Shareholders write comments on their proxy cards or in a contested proxy solicitation. During the proxy solicitation period, the Company will receive vote tallies from time to time from the inspectors, but such tallies will provide aggregate figures rather than names of Shareholders. The independent inspectors will notify the Company if a Shareholder has failed to vote so that he or she may be reminded and requested to do so.

	The Company has no class of voting securities outstanding other than Common Stock and Series A Preferred Stock which are voted together on all matters. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on a proposal, abstentions will be treated as shares present and entitled to vote and, for purposes of determining the outcome of the vote on such proposal, shall have the same effect as a vote against the proposal. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker non-votes on a particular proposal will not be treated as shares present and entitled to vote on the proposal.

	Management knows of no other matter or motion to be presented at the meeting. If any other matter or motion should be presented at the meeting upon which a vote must be properly taken, it is the intention of the person named in the accompanying form of proxy to vote such proxy in accordance with that person's judgment, including any matter or motion dealing with the conduct of the meeting.

	Solicitation expenses will be paid by the Company. Blair Merriam, the Company's General Manager, loaned the Company $5,000.00 to cover these costs. In addition to solicitation by mail, directors, officers and other employees of the Company may, without additional compensation, solicit proxies by mail, in person or by telecommunication.

PRINCIPAL SHAREHOLDERS

	The tables below set forth information, as of December 14, 2001, with respect to beneficial ownership of the Company's Common Stock and Series A Preferred Stock by each person known by the Company to be the beneficial owner of more than 5% of each class of its outstanding voting securities, by each director of the Company, by each executive officer and by all officers and directors of the Company as a group. Unless otherwise noted, each Shareholder has sole investment and voting power over the shares owned. Shares of Series A Preferred Stock vote with the Common Stock on all matters.

COMMON STOCK

NAME AND ADDRESS
OF BENEFICIAL				AMOUNT AND NATURE OF		PERCENTAGE OF
OWNER						BENEFICIAL OWNERSHIP		CLASS

Dennis Schlagel(1)	(CEO/Pres./Dir.)	  5,805,000(2)			20.1%
P.O. Box 3171
Cheyenne, WY 82003

Daniel Thornton (Dir.)			    125,000				 0.4%
3648 Navajo Street
Denver, CO 80211

Blair Merriam(1)(3) (Gen. Manager)	  6,235,000(4)			21.7%
P.O. Box 3235
Cheyenne, WY 82003

William Livingston				          0				   0%
7708 Coralite Drive, #101
Las Vegas, NV

Dori Merriam	(3)				  2,450,000(5)			 9.0%
P.O. Box 9822
Newport Beach, CA 92658

All current directors and executive	 12,115,000				39.9%
officers as a group (4 persons)
--------------------
(1)  Dennis Schlagel and Blair Merriam are first cousins.
(2)  Includes 25,000 shares of Series A Preferred Stock that votes with the
Common Stock.  Also includes 1,500,000 shares that may be acquired directly pursuant to the exercise of options and 280,000 shares that may be acquired by Latin Foods, a company wholly owned by Mr. Schlagel.
(3)  Dori Merriam is an aunt through her husband's family.
(4)  Includes 25,000 shares of Series A Preferred Stock that votes with the
Common Stock.  Also includes 700,000 shares that may be acquired directly pursuant to the exercise of options and beneficial ownership of shares by the following entities that are 100% owned by Mr. Merriam: Spika Corp. -
640,000 shares that may be acquired pursuant to the exercise of options;
Beltropic, Inc. - 180,000 shares that may be acquired pursuant to the exercise of options; EQUUS Ranch Inc. - 1,000,000 shares direct.
(5)  Includes 10,000 shares of Series A Preferred Stock that votes with the
Common Stock.  Also includes 200,000 shares that may be acquired through the exercise of options held by her husband, James Merriam.  Ms. Merriam disclaims beneficial ownership of any shares of Common Stock beneficially owned by her husband.
--------------------

SERIES A PREFERRED STOCK*

NAME AND ADDRESS
OF BENEFICIAL				AMOUNT AND NATURE OF		PERCENTAGE OF
OWNER						BENEFICIAL OWNERSHIP		CLASS

Dennis Schlagel(1)	(CEO/Pres./Dir.)	  25,000				35.7%
P.O. Box 3171
Cheyenne, WY 82003

Blair Merriam(1)(2) (Gen. Manager)	  25,000				35.7%
P.O. Box 3235
Cheyenne, WY 82003

Dori Merriam	(2)				  10,000				 14.3%
P.O. Box 9822
Newport Beach, CA 92658

All current directors and executive	  50,000				71.4%
officers as a group (2 persons)
--------------------
*  Each share of Series A Preferred Stock is convertible into 100 shares of
Common Stock after November 16, 2002.  Series A Preferred Stock votes with the Common Stock on all matters.  There are 70,000 shares of Series A
Preferred Stock outstanding.  The designation of rights and preferences are set forth in an exhibit to the Company's Form 10SB filed November 24, 1999, and has been amended effective November 16, 2000, to increase the authorized shares in the class to 70,000.
(1)  Dennis Schlagel and Blair Merriam are first cousins.
(2)  Dori Merriam is an aunt through her husband's family.

EXECUTIVE OFFICERS

	Mr. Blair J. Merriam has been General Manager of the Company since April, 1999. Mr. Merriam presently devotes part time to the affairs of the Company, but was engaged full time until December 31, 2001. Mr. Merriam currently occupies most of his business time as an independent insurance claims adjuster. For 6 years prior to joining the Company, Mr. Merriam worked for himself in consulting and managing the sales and marketing of food products companies producing products mainly in the United States and Mexico. Mr. Merriam also recently formed Internet Advisors Group, Inc. through which he has been consulting to the Company and operating as its General Manager. In April, 2000, all rights and obligations of Internet Advisors Group, Inc. under the agreement were assigned to Blair Merriam, its sole Shareholder and employee. Mr. Merriam's agreement to act as General Manager expires March 31, 2002.

Employment Agreements

	On April 15, 1999, the Company entered into a 1 year consulting agreement with Internet Advisors Group, Inc. Internet Advisors Group, Inc. is wholly owned and operated by Blair J. Merriam who at the time the Company entered into the Agreement was and who continues to be a major Shareholder of the Company. See "Principal Shareholders." The Agreement calls for Internet Advisors Group, Inc. to provide the following services.

	Day to day management of the corporate affairs and business
	Liaison with website management firm
	Public relations advisor
	Planning, design, development, organization, writing and distributing the materials and content required to develop and maintain the website
	Liaison with attorneys and accountants regarding filing of Securities and Exchange Commission reports
	Hiring and retaining outside consultants, outsource services and other service providers

	Internet Advisors Group, Inc. is to be paid $10,000 per month in "cash, stock, or any combination thereof" for these services. In April, 2000, all rights and obligations of Internet Advisors Group, Inc. under the agreement were assigned to Blair Merriam, its sole Shareholder and employee. In addition, the agreement was renewed for a period to expire March 31, 2002. Also in April, 2000, the Company satisfied its $115,000 accrued and unpaid obligation to Internet Advisors Group, Inc. by issuing it 1,150,000 shares of Common Stock.

	In fiscal year ended March 31, 2001, Internet Advisors was paid $120,000 through the issuance of 1,233,333 shares of Common Stock and $4,000 cash.

	On April 2, 1999, the Company issued 500,000 shares of Common Stock to Internet Advisors Group, Inc. for consulting services. The value of these shares at the date of issuance was $100,000.

Additional Transactions

	On April 6, 1999, the Company issued 10,000 shares of Common Stock to Daniel Thornton for consulting services prior to his becoming a director of the Company. These shares were valued at $3,128.

EXECUTIVE COMPENSATION

	The following tables contain compensation data for the Chief Executive Officer and other named executive officers of the Company for the fiscal year ended March 31, 2001. Neither person was employed in an executive capacity with the Company for any period prior to April 1, 1999.

SUMMARY COMPENSATION TABLE
										(-Long Term
Compensation)
					(---Annual Compensation----)	(---------Awards--------
)
								Other		Restricted	 Securities
Name &								Annual		Stock
Underlying
Principal				Salary		  Compensation	Award
Options/SAR
Position		  Year

Blair J. Merriam	  2001		$  4,000(1)	   $116,000(3)	   -0-
500,000
General Manager	  2000		$115,000(2)		-0-		$193,750(4)		-
0-

Dennis Schlagel	  2001		   -0-		   $122,000(3)	   -0-
		-0-
President, Chief	  2000		   -0-			-0-		$250,000(5)
500,000(6)
Executive Officer,
Secretary, Treas.,
Director
------------------
(1)  Cash compensation is pursuant to an Agreement with Internet Advisors
Group, Inc., which is 100% owned and operated by Mr. Merriam.  This amount may be paid in "cash, stock or any combination thereof."  This amount was
"paid" by issuance of 1,233,333 shares of Common Stock and $4,000 cash.  In
April, 2000, all rights and obligations of Internet Advisors Group, Inc.
under the agreement were assigned to Blair Merriam, its sole Shareholder and employee.  In addition, the agreement was renewed for a period to expire
March 31, 2002.

(2) Cash compensation is pursuant to an Agreement with Internet Advisors Group, Inc., which is 100% owned and operated by Mr. Merriam. This amount may be paid in "cash, stock or any combination thereof." This amount was accrued and unpaid at March 31, 2000. In April, 2000, this amount was "paid" by issuance of 1,150,000 shares of Common Stock.

(3)  Value of shares of Common Stock registered under Form S-8.

(4) Issued to Mr. Blair J. Merriam or companies over which he has 100% control and ownership. The value (based on closing price) of these shares (800,000) at the end of the fiscal year 2001 was $632,000. See "Principal Shareholders."

(5) The value (based on closing price) of these shares (500,000) at the end of the fiscal year 2001 was $395,000.

(6) Mr. Schlagel received options for 500,000 shares on April 20, 1999. The exercise price of the options is $.50 per share and the market price of the Company's Common Stock on the date of grant was $.50 per share. See "Principal Shareholders".
------------------

	No other executive officer of the Company receives an annual salary and bonus in excess of $100,000.

OPTION GRANTS IN LAST FISCAL YEAR

	The following table sets forth each stock option grant made during the fiscal year 2001 to the Chief Executive Officer named in the Summary Compensation Table above:

INDIVIDUAL GRANTS

			Number of		% of Total
			Securities		Options	    Exercise	  Market
			Underlying		Granted to	    or Base	  Price
			Options/SARs		Employees in	    Price	  on Date
	Expiration
Name			Granted (#)		Fiscal Year	    ($/sh)	  of Grant	Date

Dennis Schlagel	1,000,000		27%		    $.15	  $.16		8/1/04

Blair J. Merriam	  500,000		14%		    $.15	  $.16		8/1/04
------------------

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END VALUES

	The following tables contain option data for the Chief Executive Officer and other named executive officers of the Company for the fiscal year ended March 31, 2001.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

							Number of
							Securities		Value of
							Underlying		Unexercised
							Unexercised		In-the-Money
							Options/SARs at	Options/SARs at
							FY-End			FY-End(1)

				Shares Acquired	Exercisable/		Exercisable/
Name				on Exercise (#)	Unexercisable	Unexercisable

Blair J. Merriam(2)	-0-			  500,000/-0-	$-0-/$-0-

Dennis Schlagel		-0-			1,000,000/-0-	$-0-/$-0-
--------------------
(1) Computed based on the differences between the fair market value (closing price) on March 31, 2001, ($0.0781 per share) and aggregate exercise prices.

(2) Mr. Blair J. Merriam first obtained Common Stock in the Company in August, 1997, and has since acquired a substantial holding of Common Stock and
Common Stock options.  See "Principal Shareholders."
--------------------

		SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

	Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent Shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during the fiscal year ended March 31, 2001, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

ELECTION OF DIRECTORS

General Information

	The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operations except where a Board member is also an officer of the Company. Members of the Board are kept informed of the Company's businesses by various operating and financial reports and documents sent to them by officers of the Company. The Company has not established regular meetings of the Board. Special meetings are held when necessary. The organizational meeting follows immediately after the Annual Meeting of Shareholders. The Board held no meetings in the Company's fiscal year ended March 31, 2001. All Board action was taken by unanimous written consent, 34 occasions for the fiscal year ended March 31, 2001.

The Nominees

	It is proposed that three directors, two of whom are non-employee directors, be elected to hold office until the next Annual Meeting of Shareholders and until their successors have been elected. The Board has approved the persons named below as management's nominees and, unless otherwise marked, a proxy will be voted for such persons. Two of the nominees currently serves as directors, one of which was appointed to his position upon the change of control of the Company associated with the termination of its bagel and delicatessen business in 1999. The other current director was appointed to his position in October, 1999.

	Although management does not anticipate that any of the persons named below will be unable or unwilling to stand for election, a proxy, in the event of such an occurrence, may be voted for a substitute designated by the Board. However, in lieu of designating a substitute, the Board may amend the By-Laws to reduce the number of directors.

	  UNLESS SPECIFIED OTHERWISE, EACH PROXY SUBMITTED WILL BE VOTED FOR THE PERSONS NOMINATED BY MANAGEMENT FOR DIRECTORS OF THE COMPANY, BEING DENNIS SCHLAGEL, DANIEL THORNTON AND WILLIAM LIVINGSTON. Cumulative voting of shares is not allowed for any purpose. Assuming a quorum is present, the three nominees receiving the highest number of votes cast will be elected as directors.

	The following table sets forth certain information as to each nominee for election as directors of the Company:

					POSITIONS WITH		BOARD POSITION
NAME			AGE		THE COMPANY			HELD SINCE		TERM EXPIRES

Dennis Schlagel	 62		President, Chief		1999			Successor's
					Executive Officer,
	election
					Secretary, Treas.,
					Director

Daniel Thornton	 42		Director			1999			Successor's
												Election

William Livingston 79		Director			Not Applicable	Successor's
												Election

--------------------

     Mr. Dennis Schlagel has been President, Secretary, Treasurer and a director of the Company since the sale of the Company's bagel business in April, 1999. Mr. Schlagel is semi-retired and lives from fall through spring near Hermosillo, Mexico. He devotes only part of his time to the affairs of the Company. Prior to joining the Company, Mr. Schlagel was from February, 1994, general manager of Beltropic, Inc., a Wyoming corporation engaged in farming and the produce export, sales and distribution business in northern Mexico. Prior to and after serving in the Army in 1961, Mr. Schlagel attended Chico State College, California, and California Polytecnic, respectively.

     Mr. Daniel Thornton has been a director of the Company since October 1, 1999. In September of 2001, Mr. Thornton assumed the position of CEO for BioNovae, Inc. a Nevada corporation involved in the selling of Dietary Supplements. Previously, he served as CEO of Port Omega, Inc., from November of 2000, to September of 2001. Port Omega is a membership driven web site operating within the Internet industry. In June, 2000, Mr. Thornton assumed a position as director of sales and marketing and general manager of Capnet Gateway Online Services,an internet-based healthcare information and management services portal for Meridian Holdings, Inc. Mr. Thornton was a member of the board of directors of Meridian subsidiary InterCare.com, Inc. From September 1996 to April, 2000, Mr. Thornton was Chief Executive Officer of BioSynergy Nutriceuticals, Inc., a supplier of raw materials and secondary ingredients to the dietary supplement industry. For 2 years prior to September 1996, he was Chief Executive Officer of Stevion Co.

	Mr. William Livingston will be a new director upon his election. Mr. Livingston has been retired for longer than five years. Prior to retirement, he spent most of his working career in various facets of the brokerage and investment business.

Compensation of directors

	Directors who are full-time employees of the Company receive no additional compensation for services as a director.

	During fiscal year 2001, non-employee directors received a 25,000 share distribution of shares of Common Stock.

COMPANY NAME CHANGE

	The Company proposes to change its name from Web4Boats.com, Inc. to Federal Security Protection Services, Inc. through an amendment to its Articles of Incorporation. Due to the lack of success in raising additional money in order to finance the continuing operations of the Company's website related to sales of boats and the lack of any significant revenues from the operation of the website, the Company is planning to close its website by January 31, 2002. In addition, the Company's Board of Directors has determined that the recent terrorist events and the imposition of stricter security in many everyday activities offers an opportunity for the Company to become engaged in the security business. The Board in January, 2002, authorized its General Manager to commence a search for one or more acquisitions of companies engaged in the security business. No such acquisition targets have yet been identified. In furtherance of its plan to change businesses, the Company's Board has determined that it should change its name to one more closely associated with that new business. The Company is also seeking a new management team to develop its new business direction.

REVERSE STOCK SPLIT

	The Company proposes to make a reverse split of its Common Stock such that each holder of Common Shares at the close of business on March 25, 2002, will receive one(1) share of Common Stock in exchange for each ten
(10) shares currently owned.  The par value per share of Common Stock
($.001) will not change. Due to the large number of shares outstanding, the Company's Board of Directors has determined that it's future acquisition plans and any financing arrangement that might be accompanied with such an acquisition would be more easily accomplished if the Company had fewer shares outstanding as a percent of its authorized shares. The Board believes that any future first acquisition of an operating company will require the issuance of a large portion of the Company's Common Stock relative to what is then outstanding thereby leaving relatively few shares then available for the Company to engage in any equity financing.

	Presently, the Company has outstanding approximately twenty-seven percent (27%) of its authorized Common Stock--approximately 27,000,000 shares are outstanding of its 100,000,000 shares of Common Stock authorized in its Articles of Incorporation. It is not uncommon for an acquisition such as the Company contemplates to require the issuance of shares such that the shareholders of the acquired company then own eighty or ninety percent (80-90%) of the acquiring Company's outstanding shares (resulting in a so-called reverse merger). Such an acquisition would not be possible for the Company with the current level of outstanding shares. The Board believes that reducing the number of outstanding shares to two-and-seven-tenths percent (2.7%) of the Company's authorized shares of Common Stock will give the Board and the Company much more flexibility in its search for an acquisition target and improve the Company's ability to provide a return to its Shareholders. The Company's management has no acquisition targets selected, but believes that preparation for such an acquisition at this time will improve the Company's ability to negotiate a favorable transaction.

	The reverse split, if approved, will substantially increase Management's ability to dilute the interests of current security holders without further Shareholder approval. The dilution will result from the issuance of shares of Common Stock merely through Board approval. All holders of outstanding shares of Common Stock will on a per share basis be affected identically. Some Shareholders, however, will, as a practical matter, have a negative effect because the reverse split may leave that Shareholder with partial shares, fewer than 100 shares or some other amount of shares which will make it uneconomical to sell such shares because of the small amount of gross proceeds from such a sale as compared with the fees imposed by selling agents or brokers making such a sale for the Shareholder. Although it is reasonable to expect that upon effectiveness of the reverse split that the market price per share will increase by a factor of ten (ten times the market price just prior to the effectiveness of the reverse split), there can be no assurance that the market price will not thereafter decline.

	Finally, although the par value ($.001 per share) will not change, the effect on the financial statements in the balance sheet's equity section will be minimal because the par value is so low. In particular, ninety percent (90%) of the capital in "Common Stock" on the balance sheet will be moved to "Paid in Capital, an amount of approximately $24,300. The 2001 financial statements, Management's Discussion and Analysis of Financial Condition and Results of Operations, and other financial information are included in the enclosed Form 10-KSB and Form 10-QSB for the quarter ended September 30, 2001. As of December 14, 2001, the Company had 27,082,089 shares of Common Stock outstanding and 70,000 shares of Series A Preferred Stock.

	Other than the vote on the reverse split, Shareholders will have to do nothing further to implement the reverse split. Old share certificates will be exchanged for new share certificates of a different color reflecting the reverse split only as they are otherwise processed through the Company's transfer agent. Shareholders may at their own expense voluntarily submit their old certificates for replacements if they so desire.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

	At the Annual Meeting, the Shareholders will be asked to ratify the appointment of Carl Sanko, CPA as the Company's independent public accountants for 2002. Carl Sanko was the Company's independent public accountants for the fiscal year ended March 31, 2001.

	The Company does not expect a representatives from Carl Sanko to be present at the Annual meeting of Shareholders.

Audit Fees

	The Company paid $6,800 to Carl Sanko, CPA, for the audit of its 2001 financial statements and $9,400 for the reviews of the financial statements included in the Company's Forms 10-QSB.

Other Fees

	The Company paid Carl Sanko, CPA $1,250 in fees for preparation of tax returns in the fiscal year 2001. The Company has not engaged Carl Sanko, CPA, for Systems Implementation and Design Services and has not paid for any such services.

AUDIT MATTERS AND REPORT

	The Company has no audit committee nor has it adopted a written charter for such a committee. Such a committee would review the financial status of the Company. All duties of an audit committee are performed by the Company's Board of Directors. Two of the directors are independent as defined under the rules of the National Association of Securities Dealers, Inc.

	In accordance with regulations of the Securities and Exchange Commission, the Board of Directors has issued the following report.

Audit Report for the Year Ended March 31, 2001

To Our Shareholders:

	Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Board of Directors monitors the Company's financial reporting processes and systems of internal control and the independence and the performance of the independent accountants.

	Management has represented to the Board of Directors that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Board of Directors has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Board of Directors has discussed with the independent accountants their evaluation of the accounting principles, practices and judgments applied by management, and the Board has discussed any items required to be communicated to it by the independent accountants in accordance with standards established by the American Institute of Certified Public Accountants.

	 The Board has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statements on Auditing Standards Nos. 89 and 90. In addition, the Board has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from the Company and
its management. And, the Board 	Thehas considered whether the
independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence. The Board of Directors has received assurances from the independent accountants describing any relationships with the Company that may bear on their independence and has discussed with the independent accountants the accountants' independence from the Company and its management. The Board has reviewed the audit fees of the independent accountants. It has also reviewed any non-non-audit services and fees to assure compliance with policies restricting the independent accountants from performing services that might impair their independence.

	The Board of Directors discussed with the Company's independent accountants the overall scope of and plans for their audit. The Board has metdiscussed with the independent accountants to discuss the Company's financial reporting processes and internal controls. The Board has reviewed significant audit findings prepared by the independent accountants together with management's responses.

	In reliance on the reviews and discussions referred to above, the Board of Directors approved the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-KSB for the year ended March 31, 2001.

Board of Directors
Dennis Schlagel
Daniel Thornton

SHAREHOLDERS PROPOSALS

	The Company anticipates that the next Annual Meeting of Shareholders will be held in 2003. Proposals by Shareholders of the Company to be presented at the 2003 Annual General Meeting of Shareholders must be received by the Company no later than October 21, 2002, to be included in the Company's Proxy Statement and proxy for that meeting. If a Shareholder intends to submit a proposal at the meeting that is not included in the Company's proxy statement, and the Shareholder fails to notify the Company prior to October 21, 2002, of such proposal, then the proxies appointed by the Company's management would be allowed to use their discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. The proponent must be a record or beneficial owner entitled to vote on his or her proposal at the next Annual Meeting and must continue to own such security entitling him or her to vote through that date on which such meeting is held. The proponent must own 1% or more of the outstanding shares or $2,000.00 in value of the Company's Common Stock and must have owned such shares for one year in order to present a Shareholder proposal to the Company.

ANNUAL REPORT

	The Company's Annual Report on Form 10-KSB concerning the operation of the Company during the fiscal year ended March 31, 2001, including certified financial statements for the year then ended, and the Form 10-QSB for the fiscal quarter ended December 31, 2001, have been enclosed with this Proxy Statement. The Form 10-KSB and Form 10-QSB are incorporated in this Proxy Statement and are to be considered a part of the soliciting material.

OTHER MATTERS

	The Board knows of no other business to be presented at the Annual Meeting. If other matters properly come before the Meeting, the persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.

						By Order of the Board of Directors


						Dennis Schlagel, Corporate Secretary


					WEB4BOATS.COM, INC.
						PROXY

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF WEB4BOATS.COM, INC. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS (THE "MEETING") TO BE HELD ON MARCH 12, 2002.

	The undersigned hereby appoints Dennis Schlagel, Director, President and Chief Executive Officer of the Company, or failing him, Daniel Thornton, Director of the Company, or instead of either of the foregoing, ___________________________ (INSERT NAME), as nominee of the undersigned, with full power of substitution, to attend and vote on behalf of the undersigned at the Meeting to be held at the offices of Abramovitz & Merriam, Suite 770, 1625 Broadway, Denver, Colorado 80202, on March 12, 2002 at 3:00 p.m. local time, and at any adjournments thereof, and directs the nominee to vote or abstain from voting the shares of the undersigned in the manner indicated below:

1.	ELECTION OF DIRECTORS
	The nominees for director proposed by management of the Company are:

DENNIS SCHLAGEL		DANIEL THORNTON		WILLIAM LIVINGSTON

VOTE FOR [ ] / WITHHOLD VOTE FOR [ ] THE ELECTION OF ALL NOMINEES LISTED ABOVE (EXCEPT THOSE WHOSE NAMES THE UNDERSIGNED HAS DELETED).

2.	NAME CHANGE

VOTE FOR [ ] / WITHHOLD VOTE FOR [ ]THE CHANGE OF THE COMPANY'S NAME TO "FEDERAL SECURITY PROTECTION SERVICES, INC."

3.	REVERSE SPLIT

VOTE FOR [ ] / WITHHOLD VOTE FOR [ ] THE REVERSE SPLIT OF THE COMPANY'S SHARES SUCH THAT ONE (1) SHARE OF COMMON STOCK IS ISSUED IN EXCHANGE FOR EACH TEN (10) SHARES OF COMMON STOCK OUTSTANDING ON MARCH 25, 2002.

4.	COMPANY AUDITORS

VOTE FOR [ ] / WITHHOLD VOTE FOR [ ] THE RATIFICATION OF THE APPOINTMENT OF CARL SANKO, CPA, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR 2002, AT A REMUNERATION TO BE FIXED BY THE DIRECTORS.

A PROXY WILL NOT BE VALID UNLESS THE COMPLETED, SIGNED AND DATED FORM OF PROXY IS DELIVERED, BY MAIL, FACSIMILE OR BY HAND TO US STOCK TRANSFER, 1745 GARDENA AVENUE, #200, GLENDALE, CALIFORNIA 91204, FACSIMILE NO. (818) 502-0674 NOT LATER THAN 12:00 P.M. PACIFIC TIME ON MARCH 11, 2002 IN ORDER TO BE VALID FOR USE AT THE MEETING.

ANY ONE OF THE JOINT HOLDERS OF A SHARE MAY SIGN A FORM OF PROXY IN RESPECT OF THE SHARE BUT, IF MORE THAN ONE OF THEM IS PRESENT AT THE MEETING OR REPRESENTED BY PROXYHOLDER, THAT ONE OF THEM WHOSE NAME APPEARS FIRST IN THE REGISTER OF MEMBERS IN RESPECT OF THE SHARE, OR THAT ONE'S PROXYHOLDER, WILL ALONE BE ENTITLED TO VOTE IN RESPECT THEREOF. WHERE THE FORM OF PROXY IS SIGNED BY A CORPORATION, EITHER ITS CORPORATE SEAL MUST BE AFFIXED OR THE FORM SHOULD BE SIGNED BY THE CORPORATION UNDER THE HAND OF AN OFFICER OR ATTORNEY DULY AUTHORIZED IN WRITING.

A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON, WHO NEED NOT BE A SHAREHOLDER, TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER'S BEHALF AT THE MEETING OTHER THAN EITHER OF THE NOMINEES DESIGNATED IN THIS FORM OR PROXY, AND MAY DO SO BY INSERTING THE NAME OF THAT OTHER PERSON IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE IN THIS FORM OF PROXY OR BY COMPLETING ANOTHER SUITABLE FORM OF PROXY.

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED OR WITHHELD FROM VOTING IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT, AND WHERE A CHOICE WITH RESPECT TO A MATTER TO BE ACTED ON IS SPECIFIED, THE SHARES WILL BE VOTED ON A BALLOT IN ACCORDANCE WITH THAT SPECIFICATION. THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS IDENTIFIED OR REFERRED TO IN THE ACCOMPANYING NOTICE OF ANNUAL GENERAL MEETING FOR WHICH NO INSTRUCTION IS GIVEN AND WITH RESPECT TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. IN RESPECT OF A MATTER SO IDENTIFIED OR REFERRED TO FOR WHICH NO INSTRUCTION IS GIVEN, THE NOMINEES NAMED IN THIS PROXY WILL VOTE SHARES REPRESENTED THEREBY FOR THE APPROVAL OF SUCH MATTER.

THE UNDERSIGNED HEREBY REVOKES ANY PRIOR PROXY OR PROXIES.

DATED: ____________________________, 2002


_________________________________________
Signature of Shareholder


_________________________________________
(PLEASE PRINT NAME HERE AS IT APPEARS ON
THE STOCK CERTIFICATE)